Installment Note

$------------------           -----------------------,------------------, 19----

         I (or if more than one maker) we, jointly and severally, promise to pay to the order of -------------------------------------------------------
------------------------------------ at ----------------------------------------
------------------------------------------------------------------------ DOLLARS
with interest thereon at the rate of percent per annum from until paid, payable in installments of not less than $---- in any one payment; interest shall be paid and *in addition to/*is included in the minimum payments above required; the first payment to be made on the day of -------, 19--, and a like payment on the day of thereafter, until the whole sum, principal and interest has been paid; if any of said installments is not so paid, all principal and interest to become immediately due and collectible at the option of the holder of this note. If this note is placed in the hands of an attorney for collection, I/we promise and agree to pay holder's reasonable attorney's fees and collection costs, even though no suit or action is filed hereon; however, if a suit or an action is filed, the amount of such reasonable attorney's fees shall be fixed by the court, or courts in which the suit or action, including any appeal therein, is tried, heard or decided. *STRIKE WORDS NOT APPLICABLE.

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FORM NO. 217--INSTALLMENT NOTE.  SN
                    (C) 1988 Stevens-Ness Law Publishing Co., Portland, OR 97204